                                                                 EXHIBIT 10.41

                       CONCENTRIC NETWORK CORPORATION

                     NOTE AND WARRANT PURCHASE AGREEMENT
                     -----------------------------------


     THIS NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 27th day of June, 1997, by and among Concentric Network Corporation, a Florida corporation (the "Company"), Kleiner Perkins Caufield & Byers VII and KPCB Information Sciences Zaibatsu Fund VII (the "Purchasers").

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1. The Loan and the Note.  The Purchasers hereby agree to lend to the
        ---------------------
Company, on the date hereof, and on the terms of and conditions hereof, up to an aggregate principal amount of $2,000,000 (the "Loan"). The Loan made to the Company by the Purchasers shall be evidenced by unsecured promissory notes in substantially the form attached hereto as Exhibit A (the "Note").

     2. The Warrant.  As an inducement to the Purchasers to make the Loan, the
        -----------
Company shall issue to the Purchasers warrants to purchase up to the number of shares of the Common Stock of the Company set forth in each such Purchaser's Common Stock Purchase Warrant in substantially the form attached hereto as Exhibit B (the "Warrant").

     3. Representations and Warranties of the Company.  Except as set forth in
        ---------------------------------------------
the Schedule of Exceptions attached hereto as Annex I and as otherwise
                                              -------
disclosed in the Registration Statement on Form S-1 (File No. 333-27241) filed with the Securities and Exchange Commission (the "Registration Statement"), the Company hereby represents and warrants to the Purchasers as follows:

        3.1 Organization and Standing.  The Company is a corporation duly
            -------------------------
incorporated and validly existing under, and by virtue of, the laws of its jurisdiction of incorporation and is in good standing under the laws of such jurisdiction. The Company has requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted.

        3.2 Corporate Power; Authorization.  The Company has all requisite
            ------------------------------
legal and corporate power to execute and deliver the Transaction Documents (as defined in Section 5.4) and to carry out and perform all of its obligations under the Transaction Documents. The execution, delivery and performance of the Transaction Documents by the Company have been duly authorized by all requisite corporate action. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights, and (ii) as limited by equitable principles generally.

        3.3 Non-Contravention.  The execution, delivery and performance of the
            -----------------
Transaction Documents, the compliance with the provisions thereof, do not materially conflict with, or result in a material breach or violation of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Second Amended and Restated Articles of Incorporation or Bylaws of the Company, or the charter or other organizational documents of CNC.

     4. Representation and Warranties of the Purchasers.  The Purchasers
        -----------------------------------------------
represent and warrant to the Company as follows:

        4.1 Binding Obligation.  The Purchasers have full legal capacity,
            ------------------
power and authority to execute and deliver this Agreement and to perform their obligations hereunder. Each of the Transaction Documents issued to the Purchasers is a valid and binding obligation of the Purchasers, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

        4.2 Securities Law Compliance.  The Purchasers have been advised that
            -------------------------
neither of the Notes or the Warrants have been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Purchasers are aware that the Company is under no obligation to effect any such registration with respect to the Notes or to file for or comply with any exemption from registration. The Purchasers have not been formed solely for the purpose of making this investment and are purchasing the Notes to be acquired by the Purchasers hereunder for their own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. The Purchasers have such knowledge and experience in financial and business matters that the Purchasers are capable of evaluating the merits and risks of such investment, are able to incur a complete loss of such investment and are able to bear the economic risk of such investment for an indefinite period of time. The Purchasers are accredited investors as such term is defined in Rule 501 of Regulation D under the Securities Act.

        4.3 Access to Information.  Purchasers acknowledge that the Company
            ---------------------
has given the Purchasers access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by Purchasers, and has furnished such Purchasers with all documents and other information required for Purchasers to make an informed decision with respect to the purchase of the Notes and Warrants.

     5. Conditions to Transaction.  The obligation of the Purchasers to make the
        -------------------------
Loan, and the obligations of the Company to issue the Notes and Warrants, shall be subject to each of the following conditions having been fulfilled on or before such date:

        5.1 Blue Sky.  The Company shall have obtained all necessary Blue Sky
            --------
law permits and qualifications, or have the availability of exceptions therefrom, required by any state for the offer and sale of the Notes and Warrants and the issuance of the Shares upon exercise of the Warrants.

        5.2 Proceedings and Documents.  All corporate and other proceedings in
            -------------------------
connection with the transactions contemplated hereby shall have been completed.

        5.3 Consents and Waivers.  The Company shall have obtained any and all
            --------------------
consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

        5.4 Transaction Documents.  The Company shall have duly executed and
            ---------------------
delivered to the Purchasers the following documents (the "Transaction
Documents"):

            (a) This Agreement;

            (b) The Notes issued hereunder; and

            (c) The Warrants issued hereunder.

     6. Covenants of the Partners.
        -------------------------

        6.1 Use of Proceeds.  The Company covenants and agrees that the
            ---------------
proceeds from the Notes will be used solely for the purpose of paying a $2 million pre-paid license fee to Netscape Communications, Inc. ("Netscape") for the use of Netscape's Virtual Office product ("Virtual Office").

        6.2 Conversion of Note.  In the event that a Financing Event does not
            ------------------
occur within forty-five (45) days of the date hereof, the parties agree to establish a joint venture (the "Joint Venture") with the right to use and exploit the Virtual Office license purchased by the Company. In such event, Purchasers agree to convert the outstanding principal amount of the Notes and all interest due thereunder into a 50% equity position in the Joint Venture and the Company agrees to contribute a license to use the Virtual Office, together with cash, in exchange for a 50% equity position in the Joint Venture. If the Company is unable to contribute sufficient cash to the Joint Venture, the Company shall assign to the Purchasers all its rights under that certain Virtual Office Co-Marketing Agreement with Netscape, to the extent permitted by Netscape.

     7. Investment Representations; Legends.
        -----------------------------------

        7.1 Investment Representations of the Purchasers.  The Purchasers hereby
            --------------------------------------------
represent and warrant to the Company that the Purchasers are acquiring the Notes and the Warrants for their own account for investment and not with a view toward the distribution thereof. The Purchasers understand that neither of the Notes, the Warrants or the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), and that they are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the representations of the Purchasers contained herein.

        7.2 Legends.
            -------

            (a) The Notes, the Warrants and the certificates representing any Shares will each be stamped or otherwise imprinted with legends as set forth in the form of Note and Warrant attached as Exhibits A and B, respectively. Such legends shall be removed by the Company from the Notes, the Warrants, or the certificates representing the Shares upon delivery to it of an opinion of counsel that a registration statement under the Act is at the time in effect with respect to the legended security or that such security can be freely transferred without such registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Notes and Warrants were issued.

            (b) The Notes, the Warrants, and the certificates representing the Shares shall also bear any legends required under applicable state securities laws.

     8. Modification; Waiver.  No modification or waiver of any provision of
        --------------------
this Agreement or consent to departure therefrom shall be effective unless in writing and signed by the Company and the Purchasers. Any action to be taken by the holders of the Notes with regard thereto or the rights granted thereunder shall be taken only with the consent of holders of at least a majority (50%) of the then-outstanding aggregate principal amount thereof.

     9. Notices.  Any notice or report herein required or permitted to be given
        -------
shall be given by depositing the same in the United States mail, postage prepaid and addressed or confirmed facsimile transmission to the parties as follow:

        (a) To the Company:

            Concentric Network Corporation
            10590 N. Tantau Avenue
            Cupertino, CA  95014
            Attn:  Michael F. Anthofer

            with a copy to:

            Wilson Sonsini Goodrich & Rosati
            650 Page Mill Road
            Palo Alto, CA  94304-1050
            Attn:  David J. Segre

        (b) To the Purchasers:

            Kleiner Perkins Caufield & Byers
            2750 Sand Hill Road
            Menlo Park, CA 94025
            Attn: Vinod Khosla

or to such other place or places as any of the parties shall designate by written notice to the others.

     10. Successors and Assigns.  All covenants and agreements of the parties
         ----------------------
contained in this Agreement shall be binding and inure to the benefit of their respective successors and assigns.

     11. Governing Law.  This Agreement shall in all respects be governed by the
         -------------
laws of the State of California.

     12. Section Headings.  The section and paragraph headings contained
         ----------------
herein are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

     13. Execution in Counterparts.  This Agreement may be executed in any
         -------------------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument.

     14. Expenses of Agreement.  The parties to this Agreement shall each bear
         ---------------------
their own expenses incurred in connection with the preparation, execution and delivery of this Agreement, the Note, the Warrant, the Security Agreement and any other instruments and documents.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed themselves or by their respective representatives thereunto duly authorized the day and year first above written.


                              CONCENTRIC NETWORK CORPORATION


                              By: /s/ Henry R. Nothhaft
                                 -------------------------------------------
                                    Henry R. Nothhaft
                                    President and Chief Executive Officer


                              "PURCHASERS"

                              KLEINER PERKINS CAUFIELD & BYERS VII


                              By:   KPCB VII Associates, its general partner


                              By:  /s/Vinod Khosla
                                 -------------------------------------------
                                    Vinod Khosla


                              KPCB INFORMATION SCIENCES ZAIBATSU FUND VII


                              By:   KPCB VII Associates, its general partner


                              By:   /s/Vinod Khosla
                                 -------------------------------------------
                                    Vinod Khosla

                                  EXHIBIT A


     THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                       CONCENTRIC NETWORK CORPORATION
                          UNSECURED PROMISSORY NOTE
                                  ("NOTE")


$1,950,000                                                         June 27, 1997
                                                           Cupertino, California


     FOR VALUE RECEIVED Concentric Network Corporation, a Florida corporation (the "Company"), promises to pay to Kleiner Perkins Caufield & Byers VII ("Holder"), or its registered assigns, the principal sum of One Million Nine Hundred Fifty Thousand Dollars ($1,950,000), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to 10% per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier to occur of (i) five (5) days after the closing of the Financing Event (as defined below) or (ii) forty-five (45) days from the date first set forth above. This Note is the only Note issued pursuant to the Note and Warrant Purchase Agreement of even date herewith (as amended, modified or supplemented, the "Note Purchase Agreement") between Company and the Holder. As used in this Note, "Financing Event" shall mean the closing of a combination public offering of the Company's Common Stock registered under the Securities Act of 1933, as amended, and private placement resulting in aggregate gross proceeds to the Company of at least $40,000,000 (the "IPO").

     The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

     1.   INTEREST.  Accrued interest on this Note shall be payable on the
          --------
maturity date of this Note.

     2.   PREPAYMENT.  Upon written notice to the Holder, Company may prepay
          ----------
all or any portion of this Note without penalty.

     3.   EVENTS OF DEFAULT.  The occurrence of any of the following shall
          -----------------
constitute an "Event of Default" under this Note and the other Transaction
Documents:

          (a) Failure to Pay. Company shall fail to pay (i) when due any principal payment on the due date hereunder or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document on the date due and such payment shall not have been made within fifteen (15) days of Company's receipt of Holder's written notice to Company of such failure to pay; or

          (b) Breaches of Material Covenants. Company shall fail to observe or perform any material covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents (other than those specified in Sections 6(a) and 6(b)) and (i) such failure shall continue for fifteen (15) days, or (ii) if such failure is not curable within such fifteen (15) day period, but is reasonably capable of cure within forty-five (45) days, either
(A) such failure shall continue for forty-five (45) days or (B) Company shall not have commenced a cure in a manner reasonably satisfactory to Holder within the initial fifteen (15) day period; or

          (c) Representations and Warranties. Any representation, warranty, or certificate made or furnished by or on behalf of Company to Holder in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to Holder to enter into this Note and the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

          (d) Voluntary Bankruptcy or Insolvency Proceedings. Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated, (iv) become insolvent (as such term may be defined or interpreted under any applicable statute), (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

          (e) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement; or

     4.   RIGHTS OF HOLDER UPON DEFAULT.  Upon the occurrence or existence of
          -----------------------------
any Event of Default (other than an Event of Default, referred to in Sections 6(d) and 6(e) and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to Company, declare all outstanding Obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 6(d) and 6(e), immediately and without notice, all outstanding Obligations payable by Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding.
In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

     5.   SUCCESSORS AND ASSIGNS.  Subject to the restrictions on transfer
          ----------------------
described in Sections 8 and 9 below, the rights and obligations of Company and Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     6.   WAIVER AND AMENDMENT.  Any provision of this Note may be amended,
          --------------------
waived or modified only upon the written consent of Company and the Holder.

     7.   TRANSFER OF THIS NOTE.  With respect to any offer, sale or other
          ---------------------
disposition of this Note, Holder will give written notice to Company prior thereto, describing briefly the manner thereof, together with a written opinion of Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, Company, within seven (7) business days, shall notify Holder that Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to Company. If a determination has been made pursuant to this Section 8 that the opinion of counsel for Holder is not reasonably satisfactory to Company, Company shall so notify Holder promptly after such determination has been made. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of Company as provided in the Note Purchase Agreement. Prior to presentation of this Note for registration of transfer, Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and Company shall not be affected by notice to the contrary.

     8.   ASSIGNMENT BY COMPANY.  Neither this Note nor any of the rights,
          ---------------------
interests or obligations hereunder may be assigned, in whole or in part, by Company without the prior written consent of Holder except in connection with an assignment in whole to a successor corporation to Company, provided that such successor corporation acquires all or substantially all of Company's property and assets and Holder's rights hereunder are not impaired.

     9.   NOTICES.  Any notice, request or other communication required or
          -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses of the parties as set forth in the Note Purchase Agreement or on the register maintained by Company or by confirmed facsimile receipt. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

     10.  PAYMENT.  Payment shall be made in lawful tender of the United States.
          -------

     11.  USURY.  In the event any interest is paid on this Note which is deemed
          -----
to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

     12.  GOVERNING LAW.  This Note and all actions arising out of or in
          -------------
connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.

          IN WITNESS WHEREOF, Company has caused this Note to be issued as of the date first written above.


                                    CONCENTRIC NETWORK CORPORATION
                                    a Florida corporation


                                    By: /s/Henry R. Nothhaft
                                       -------------------------------------
                                         Henry R. Nothhaft
                                         President and Chief Executive Officer

                                   EXHIBIT A


     THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                         CONCENTRIC NETWORK CORPORATION
                           UNSECURED PROMISSORY NOTE
                                   ("NOTE")


$50,000                                                            June 27, 1997
                                                           Cupertino, California


     FOR VALUE RECEIVED Concentric Network Corporation, a Florida corporation (the "Company"), promises to pay to KPCB Information Sciences Zaibatsu Fund VII ("Holder"), or its registered assigns, the principal sum of Fifty Thousand Dollars ($50,000), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to 10% per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier to occur of (i) five
(5) days after the closing of the Financing Event (as defined below) or (ii) forty-five (45) days from the date first set forth above. This Note is the only
Note issued pursuant to the Note and Warrant Purchase Agreement of even date herewith (as amended, modified or supplemented, the "Note Purchase Agreement") between Company and the Holder. As used in this Note, "Financing Event" shall mean the closing of a combination public offering of the Company's Common Stock registered under the Securities Act of 1933, as amended, and private placement resulting in aggregate gross proceeds to the Company of at least $40,000,000 (the "IPO").

     The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

    1.    INTEREST.  Accrued interest on this Note shall be payable on the
          --------
maturity date of this Note.

    2.    PREPAYMENT.  Upon written notice to the Holder, Company may prepay
          ----------
all or any portion of this Note without penalty.

    3.    EVENTS OF DEFAULT.  The occurrence of any of the following shall
          -----------------
constitute an "Event of Default" under this Note and the other Transaction
Documents:

          (a)   Failure to Pay. Company shall fail to pay (i) when due any
                --------------
principal payment on the due date hereunder or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document on the date due and such payment shall not have been made within fifteen (15) days of Company's receipt of Holder's written notice to Company of such failure to pay; or

          (b) Breaches of Material Covenants. Company shall fail to observe or perform any material covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents (other than those specified in Sections 6(a) and 6(b)) and (i) such failure shall continue for fifteen (15) days, or (ii) if such failure is not curable within such fifteen (15) day period, but is reasonably capable of cure within forty-five (45) days, either
(A) such failure shall continue for forty-five (45) days or (B) Company shall not have commenced a cure in a manner reasonably satisfactory to Holder within the initial fifteen (15) day period; or

          (c) Representations and Warranties. Any representation, warranty, or certificate made or furnished by or on behalf of Company to Holder in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to Holder to enter into this Note and the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

          (d)   Voluntary Bankruptcy or Insolvency Proceedings. Company shall
(i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated, (iv) become insolvent (as such term may be defined or interpreted under any applicable statute), (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

          (e) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement; or

    4.    RIGHTS OF HOLDER UPON DEFAULT.  Upon the occurrence or existence of
          -----------------------------
any Event of Default (other than an Event of Default, referred to in Sections 6(d) and 6(e) and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to Company, declare all outstanding Obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 6(d) and 6(e), immediately and without notice, all outstanding Obligations payable by Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding.
In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

    5.    SUCCESSORS AND ASSIGNS.  Subject to the restrictions on transfer
          ----------------------
described in Sections 8 and 9 below, the rights and obligations of Company and Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

    6.    WAIVER AND AMENDMENT.  Any provision of this Note may be amended,
          --------------------
waived or modified only upon the written consent of Company and the Holder.

    7.    TRANSFER OF THIS NOTE.  With respect to any offer, sale or other
          ---------------------
disposition of this Note, Holder will give written notice to Company prior thereto, describing briefly the manner thereof, together with a written opinion of Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, Company, within seven (7) business days, shall notify Holder that Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to Company. If a determination has been made pursuant to this Section 8 that the opinion of counsel for Holder is not reasonably satisfactory to Company, Company shall so notify Holder promptly after such determination has been made. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of Company as provided in the Note Purchase Agreement. Prior to presentation of this Note for registration of transfer, Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and Company shall not be affected by notice to the contrary.

    8     ASSIGNMENT BY COMPANY.  Neither this Note nor any of the rights,
          ---------------------
interests or obligations hereunder may be assigned, in whole or in part, by Company without the prior written consent of Holder except in connection with an assignment in whole to a successor corporation to Company, provided that such successor corporation acquires all or substantially all of Company's property and assets and Holder's rights hereunder are not impaired.

    9.    NOTICES.  Any notice, request or other communication required or
          -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses of the parties as set forth in the Note Purchase Agreement or on the register maintained by Company or by confirmed facsimile receipt. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

    10.   PAYMENT.  Payment shall be made in lawful tender of the United States.
          -------

    11.   USURY.  In the event any interest is paid on this Note which is deemed
          -----
to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

    12.   GOVERNING LAW.  This Note and all actions arising out of or in
          -------------
connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.

          IN WITNESS WHEREOF, Company has caused this Note to be issued as of the date first written above.


                                    CONCENTRIC NETWORK CORPORATION
                                    a Florida corporation


                                    By:  /s/Henry R. Nothhaft
                                         -------------------------------------
                                         Henry R. Nothhaft
                                         President and Chief Executive Officer

                                   EXHIBIT B


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (I) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (II) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (III) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (IV) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.


                                                                   June 27, 1997

                         CONCENTRIC NETWORK CORPORATION

                         COMMON STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, KPCB Information Sciences Zaibatsu Fund VII, is entitled to subscribe for and purchase, subject to the provisions and upon the terms and conditions hereinafter set forth, that number of shares of the fully paid and nonassessable Common Stock of Concentric Network Corporation, a Florida corporation (the "Company") equal to the quotient obtained by dividing: (i) 50% of the principal amount of the Note (as defined below) held by the holder of this Warrant, by (ii) the initial offering price per share to the public of the Financing Event. The Shares (as defined below) shall be purchasable at a per share purchase price equal to fifty percent of the public offering price per share (as defined below), (such price and such other price as shall result, from time to time, from the adjustments specified in
Section 4 hereof is herein referred to as the "Warrant Price").  As used herein,
(a) the term "Financing Event" shall mean a combination public offering of the Company's Common Stock registered under the Securities Act of 1933, as amended, and private placement having aggregate gross proceeds to the Company of at least $40,000,000 (the "IPO"), (b) the term "Date of Grant" shall mean June 27, 1997,
(c) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of this Warrant, (d) the term "Shares" shall mean the Common Stock to be issued by the Company hereunder and any stock into or for which any such Common Stock may hereafter be converted or exchanged, (e) the term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise, and (f) the term "Note" shall mean the note issued by the Company to the holder of this Warrant pursuant to the Note and Warrant Purchase Agreement dated June 27, 1997.

    1.    Term.  The purchase right represented by this Warrant is exercisable,
          ----
in whole or in part, at any time and from time to time after the closing of the IPO through the earliest to occur of

(i) five years after the Date of Grant, or (ii) immediately prior to any consolidation or merger of the Company with or into any entity, or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization or any transaction, any series of related transactions in which in excess of 50% of Company's voting power is transferred, or any sale of all or substantially all of the assets of the Company, other than the proposed reincorporation of the Company into Delaware through the merger of the Company with and into Concentric Network Corporation, a Delaware Corporation.

    2.    Method of Exercise; Payment; Issuance of New Warrant.  Subject to
          ----------------------------------------------------
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1
                                                                    -----------
duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by Wire Transfer to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

    3.    Stock Fully Paid; Reservation of Shares.  All Shares that may be
          ---------------------------------------
issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its capital stock to provide for the exercise of the rights represented by this Warrant.

    4.    Adjustment of Warrant Price and Number of Shares.  The number and kind
          ------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a)   Reclassification.  In case of any reclassification or change of
                ----------------
securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of the number of Shares then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications or changes.

          (b)   Subdivision or Combination of Shares.  If the Company at any
                ------------------------------------
time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of capital stock into which this Warrant is exercisable, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

          (c)   Stock Dividends and Other Distributions.  If the Company at any
                ---------------------------------------
time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to its capital stock issuable hereunder payable in the same class or series of capital stock, or (ii) make any other distribution of capital stock with respect to its capital stock (except any distribution specifically provided for in Sections 4(a) and 4(b)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction
(i) the numerator of which shall be the total number of shares of the applicable class or series of capital stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of such class or series of capital stock outstanding immediately after such dividend or distribution.

          (d)   Adjustment of Number of Shares.  Upon each adjustment in the
                ------------------------------
Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

    5.    Notice of Adjustments.  Whenever the Warrant Price or the number of
          ---------------------
Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 12 hereof, by first class mail, postage prepaid) to the holder of this Warrant at such holder's last known address.

    6.    Fractional Shares.  No fractional Shares will be issued in connection
          -----------------
with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Shares on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

    7.    Compliance with Act; Disposition of Warrant or Shares.
          -----------------------------------------------------

          (a)   Compliance with Act.  The holder of this Warrant, by acceptance
                -------------------
hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

        "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

        Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

                1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

                2) The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

                3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

          (b)   Disposition of Warrant or Shares.  With respect to any offer,
                --------------------------------
sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

          (c)   Applicability of Restrictions.  Neither any restrictions of any
                -----------------------------
legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer or grant of a security interest in, this Warrant (or the Shares obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership, or (ii) to a partnership of which the holder is a partner; provided, however, in any such transfer, if applicable,
                         --------  -------
the transferee shall agree in writing to be bound by the terms of this Warrant as if an original signatory hereto.

    8.    Rights as Shareholders; Information.  No holder of this Warrant, as
          -----------------------------------
such, shall be entitled to vote or receive dividends or be deemed the holder of Shares, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

    9.    Right to Convert Warrant into Stock:  Net Issuance.
          --------------------------------------------------

          (a)   Right to Convert.  In lieu of exercising this Warrant in the
                ----------------
manner provided above in Section 2, the Holder shall have the right to convert this Warrant, in whole or in part, at any time and from time to time after the closing of the IPO and prior to the expiration date of the Warrant, by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Company at the address set forth herein (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), into Shares as provided in this Section 9. Upon exercise of this conversion right, the holder hereof shall be entitled to receive that number of Shares of the Company equal to the quotient obtained by dividing [(A -
B)(X)] by (A), where:




     A   =  the initial price per share to the public in the Financing Event.


     B   =  the Warrant Price.

     X   =  the number of Shares as to which this Warrant is being converted.


     If the above calculation results in a negative number, then no Shares shall be issued or issuable upon conversion of this Warrant.

     Upon conversion of this Warrant in accordance with this Section 2, the registered holder hereof shall be entitled to receive a certificate for the number of shares of Warrant Stock determined in accordance with the foregoing, and a new Warrant in substantially identical form and dated as of such conversion for the purchase of that number of shares of Warrant Stock equal to the difference, if any, between the number of shares of Warrant Stock subject hereto and the number of shares of Warrant Stock as to which this Warrant is so converted.

     No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of

Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

          (b)   Method of Exercise.  The Conversion Right may be exercised by
                ------------------
the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 9(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

    10.   Representations and Warranties.  The Company represents and warrants
          ------------------------------
to the holder of this Warrant as follows:

          (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

          (b) The Shares have been, or will be upon the closing of the IPO or Private Financing, duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof will be validly issued, fully paid and non-assessable;

          (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Amended and Restated Articles of Incorporation of the Company as they have been and may be amended from time to time;

          (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Amended and Restated Articles of Incorporation or Bylaws, as they have been and may be amended from time to time, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

          (e) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

    11.   Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

    12.   Notices.  Any notice, request, communication or other document
          -------
required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

    13.   Lost Warrants or Stock Certificates.  The Company covenants to the
          -----------------------------------
holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

    14.   Descriptive Headings.  The descriptive headings of the several
          --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

    15.   Governing Law.  This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

    16.   Severability.  The invalidity or unenforceability of any provision of
          ------------
this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

    18.   Entire Agreement; Modification.  This Warrant constitutes the entire
          ------------------------------
agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.


                                    CONCENTRIC NETWORK CORPORATION
                                    a Florida corporation


                                    By: /s/Henry R. Nothhaft
                                        -------------------------------
                                    Name:
                                           ----------------------------
                                    Title:
                                           ----------------------------
                                    Address:
                                             --------------------------

                                        -------------------------------

                                  EXHIBIT A-1

                               NOTICE OF EXERCISE
                               ------------------


To: CONCENTRIC NETWORK CORPORATION  (the "Company")


     1.   The undersigned hereby:

          [_]    elects to purchase __________ shares of Common Stock of the
     Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full; or

          [_]    elects to exercise its net issuance rights pursuant to Section
     9 of the attached Warrant with respect to __________ shares of Common
     Stock.


     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                    ________________________________________
                                     (Name)

                    ________________________________________
                                   (Address)

                    ________________________________________
                                   (Address)


     3. The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.


_______________
          (Date)


                                  (Signature)

                                  EXHIBIT B


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.


                                                                   June 27, 1997

                       CONCENTRIC NETWORK CORPORATION

                        COMMON STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, KPCB Information Sciences Zaibatsu Fund VII, is entitled to subscribe for and purchase, subject to the provisions and upon the terms and conditions hereinafter set forth, that number of shares of the fully paid and nonassessable Common Stock of Concentric Network Corporation, a Florida corporation (the "Company") equal to the quotient obtained by dividing: (i) 50% of the principal amount of the Note (as defined below) held by the holder of this Warrant, by (ii) the initial offering price per share to the public of the Financing Event. The Shares (as defined below) shall be purchasable at a per share purchase price equal to fifty percent of the public offering price per share (as defined below), (such price and such other price as shall result, from time to time, from the adjustments specified in
Section 4 hereof is herein referred to as the "Warrant Price").  As used herein,
(a) the term "Financing Event" shall mean a combination public offering of the Company's Common Stock registered under the Securities Act of 1933, as amended, and private placement having aggregate gross proceeds to the Company of at least $40,000,000 (the "IPO"), (b) the term "Date of Grant" shall mean June 27, 1997,
(c) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of this Warrant, (d) the term "Shares" shall mean the Common Stock to be issued by the Company hereunder and any stock into or for which any such Common Stock may hereafter be converted or exchanged, (e) the term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise, and (f) the term "Note" shall mean the note issued by the Company to the holder of this Warrant pursuant to the Note and Warrant Purchase Agreement dated June 27, 1997.

     1.   Term.  The purchase right represented by this Warrant is exercisable,
          ----
in whole or in part, at any time and from time to time after the closing of the IPO through the earliest to occur of

(i) five years after the Date of Grant, or (ii) immediately prior to any consolidation or merger of the Company with or into any entity, or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization or any transaction, any series of related transactions in which in excess of 50% of Company's voting power is transferred, or any sale of all or substantially all of the assets of the Company, other than the proposed reincorporation of the Company into Delaware through the merger of the Company with and into Concentric Network Corporation, a Delaware Corporation.

     2.   Method of Exercise; Payment; Issuance of New Warrant.  Subject to
          ----------------------------------------------------
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1
                                                                    -----------
duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by Wire Transfer to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

     3.   Stock Fully Paid; Reservation of Shares.  All Shares that may be
          ---------------------------------------
issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its capital stock to provide for the exercise of the rights represented by this Warrant.

     4.   Adjustment of Warrant Price and Number of Shares.  The number and kind
          ------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) Reclassification.  In case of any reclassification or change of
              ----------------
securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of the number of Shares then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications or changes.

          (b) Subdivision or Combination of Shares.  If the Company at any time
              ------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of capital stock into which this Warrant is exercisable, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

          (c) Stock Dividends and Other Distributions.  If the Company at any
              ---------------------------------------
time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to its capital stock issuable hereunder payable in the same class or series of capital stock, or (ii) make any other distribution of capital stock with respect to its capital stock (except any distribution specifically provided for in Sections 4(a) and 4(b)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of the applicable class or series of capital stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of such class or series of capital stock outstanding immediately after such dividend or distribution.

          (d) Adjustment of Number of Shares.  Upon each adjustment in the
              ------------------------------
Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     5.   Notice of Adjustments.  Whenever the Warrant Price or the number of
          ---------------------
Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 12 hereof, by first class mail, postage prepaid) to the holder of this Warrant at such holder's last known address.

     6.   Fractional Shares.  No fractional Shares will be issued in connection
          -----------------
with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Shares on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

     7.   Compliance with Act; Disposition of Warrant or Shares.
          -----------------------------------------------------

          (a) Compliance with Act.  The holder of this Warrant, by acceptance
              -------------------
hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO,
(ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

     Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

              1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

              2) The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

              3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

          (b) Disposition of Warrant or Shares.  With respect to any offer,
              --------------------------------
sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

          (c) Applicability of Restrictions.  Neither any restrictions of any
              -----------------------------
legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer or grant of a security interest in, this Warrant (or the Shares obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership, or (ii) to a partnership of which the holder is a partner; provided, however, in any such transfer, if
                                  --------  -------
applicable, the transferee shall agree in writing to be bound by the terms of this Warrant as if an original signatory hereto.

     8.   Rights as Shareholders; Information.  No holder of this Warrant, as
          -----------------------------------
such, shall be entitled to vote or receive dividends or be deemed the holder of Shares, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

     9.   Right to Convert Warrant into Stock:  Net Issuance.
          --------------------------------------------------

          (a) Right to Convert.  In lieu of exercising this Warrant in the
              ----------------
manner provided above in Section 2, the Holder shall have the right to convert this Warrant, in whole or in part, at any time and from time to time after the closing of the IPO and prior to the expiration date of the Warrant, by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Company at the address set forth herein (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), into Shares as provided in this Section 9. Upon exercise of this conversion right, the holder hereof shall be entitled to receive that number of Shares of the Company equal to the quotient obtained by dividing [(A -B)(X)] by (A), where:


     A   =   the initial price per share to the public in the Financing Event.

     B   =   the Warrant Price.

     X   =   the number of Shares as to which this Warrant is being converted.

     If the above calculation results in a negative number, then no Shares shall be issued or issuable upon conversion of this Warrant.

     Upon conversion of this Warrant in accordance with this Section 2, the registered holder hereof shall be entitled to receive a certificate for the number of shares of Warrant Stock determined in accordance with the foregoing, and a new Warrant in substantially identical form and dated as of such conversion for the purchase of that number of shares of Warrant Stock equal to the difference, if any, between the number of shares of Warrant Stock subject hereto and the number of shares of Warrant Stock as to which this Warrant is so converted.

     No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of

Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

          (b) Method of Exercise.  The Conversion Right may be exercised by the
              ------------------
holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 9(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

     10.  Representations and Warranties.  The Company represents and warrants
          ------------------------------
to the holder of this Warrant as follows:

          (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

          (b) The Shares have been, or will be upon the closing of the IPO or Private Financing, duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof will be validly issued, fully paid and non-assessable;

          (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Amended and Restated Articles of Incorporation of the Company as they have been and may be amended from time to time;

          (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Amended and Restated Articles of Incorporation or Bylaws, as they have been and may be amended from time to time, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

          (e) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

     11.  Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     12.  Notices.  Any notice, request, communication or other document
          -------
required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

     13.  Lost Warrants or Stock Certificates.  The Company covenants to the
          -----------------------------------
holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     14.  Descriptive Headings.  The descriptive headings of the several
          --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

     15.  Governing Law.  This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

     16.  Severability.  The invalidity or unenforceability of any provision of
          ------------
this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

     18.  Entire Agreement; Modification.  This Warrant constitutes the entire
          ------------------------------
agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.


                                    CONCENTRIC NETWORK CORPORATION
                                    a Florida corporation


                                    By: /s/Henry R. Nothhaft
                                       --------------------------------------

                                    Name:
                                         ------------------------------------

                                    Title:
                                          -----------------------------------

                                    Address:
                                            ---------------------------------

                                            ---------------------------------

                                 EXHIBIT A-1

                             NOTICE OF EXERCISE
                             ------------------


To: CONCENTRIC NETWORK CORPORATION  (the "Company")


     1.   The undersigned hereby:

          [_] elects to purchase __________ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full; or

          [_] elects to exercise its net issuance rights pursuant to Section 9 of the attached Warrant with respect to __________ shares of Common Stock.


     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                    ________________________________________
                                     (Name)

                    ________________________________________
                                   (Address)

                    ________________________________________
                                   (Address)


     3. The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.


_______________
    (Date)


                                ___________________________________________
                                                (Signature)